UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On November 2, 2021, Stoneridge, Inc. (the “Company”) entered into a Share Purchase Agreement (the “SPA”) by and among the Company, as the seller, and Minda Corporation Limited (“Minda”), as the buyer, and Minda Stoneridge Instruments Limited (“MSIL”). Pursuant to the SPA the Company agreed to sell to Minda the Company’s minority interest in MSIL, which represents 49% of the total outstanding equity of MSIL. The purchase price of the MSIL equity shares is $21.5 million equivalent Indian Rupee which is payable in U.S dollars at closing. The SPA contains representations and warranties customary for transactions of this type. Subject to certain limitations, the parties to the SPA have agreed to indemnify the others for breaches of representations, taxation, and other specified matters. The parties expect to close the transaction by December 30, 2021, subject to the satisfaction of customary closing conditions.

Prior to entering into the SPA, the Company and Minda owned 49% and 51%, respectively, of MSIL. MSIL is based in India and manufactures electronics, instrumentation equipment and sensors primarily for the motorcycle, commercial vehicle and automotive markets. The Company recognized equity in earnings of MSIL of $1.3 million for the nine months ended September 30, 2021 and $1.5 million and $1.6 million for the years ended December 31, 2020 and 2019, respectively.

The foregoing summary is qualified in its entirety by reference to the SPA, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	Share Purchase Agreement, dated November 2, 2021 by and among Stoneridge, Inc., Minda Corporation Limited and Minda Stoneridge Instruments Limited

10.2	Press Release dated November 2, 2021 announcing the sale of interest in MSIL joint venture

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: November 2, 2021	/s/ Matthew R. Horvath
Matthew R. Horvath, Chief Financial Officer and Treasurer (Principal Financial Officer)